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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 31, 2007

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                         WATTS WATER TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                     001-11499                04-2916536
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

     815 Chestnut Street, North Andover, Massachusetts            01845
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          (Address of Principal Executive Offices)              (Zip Code)

                                 (978) 688-1811
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              (Registrant's telephone number, including area code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.  Results of Operations and Financial Condition.

      On July 31, 2007, Watts Water Technologies, Inc. announced its financial results for the fiscal quarter ended July 1, 2007. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits

            The Exhibit Index attached to this Current Report is incorporated herein by reference.

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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2007                  WATTS WATER TECHNOLOGIES, INC.


                                     By: /s/ William C. McCartney
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                                         William C. McCartney
                                         Chief Financial Officer
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                                  EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press release dated July 31, 2007